UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 17, 2010
___________

CENTRAL VIRGINIA BANKSHARES, INC.
 (Exact Name of Registrant as Specified in Its Charter)

Virginia (State or Other Jurisdiction of Incorporation)	000-24002 (Commission File Number)	54-1467806 (IRS Employer Identification No.)
2036 New Dorset Road, P. O. Box 39 Powhatan, Virginia (Address of Principal Executive Offices)	23139 (Zip Code)

Registrant’s telephone number, including area code:  (804) 403-2000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed, Central Virginia Bankshares, Inc. (the “Company”) received a notice from the Nasdaq Stock Market (“Nasdaq”) on July 1, 2010 that it was not in compliance with Nasdaq’s Marketplace Rule 5450(b)(1)(C), which requires it to maintain a minimum Market Value of Publically Held Shares (“MVPHS”) of $5,000,000 to be listed on the Nasdaq Global Market.

On November 17, 2010, the Company received a letter from Nasdaq approving its application to transfer the listing of its common stock from the Nasdaq Global Market to the Nasdaq Capital Market.  The Company’s common stock will be transferred to the Nasdaq Capital Market at the opening of business on November 22, 2010 and will continue to be traded under the symbol “CVBK.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTRAL VIRGINIA BANKSHARES, INC.
(Registrant)

Date: November 22, 2010	By:	/s/ Charles F. Catlett, III
Charles F. Catlett, III
Senior Vice President and Chief Financial Officer